UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Office Properties Income Trust

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Your Vote Counts! OFFICE PROPERTIES INCOME TRUST2024 Annual Meeting Vote by June 12, 2024 11:59 PM ETINVESTOR RELATIONS OFFICE PROPERTIES INCOME TRUST 255 WASHINGTON STREET, SUITE 300 NEWTON, MASSACHUSETTS 02458V40345-P10796You invested in OFFICE PROPERTIES INCOME TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 13, 2024. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* June 13, 2024 9:30 a.m., Eastern Timehttps://www.virtualshareholdermeeting.com/OPI2024*Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. Election of Trustees. **Nominees (for Independent Trustee):** Donna D. Fraiche	For
Barbara D. Gilmore	For
John L. Harrington	For
William A. Lamkin	For
Elena B. Poptodorova	For
Jeffrey P. Somers	For
Mark A. Talley	For
Nominees (for Managing Trustee): Jennifer B. Clark	For
Adam D. Portnoy	For
2. Advisory vote to approve executive compensation.	For
3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2024 fiscal year.	For

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V40346-P10796